UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	001-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Stacia Andersen as President - Abercrombie & Fitch and abercrombie (kids) Brand

On May 23, 2016, Abercrombie & Fitch Co. (“A&F” or the “Registrant”) announced that Stacia Andersen, age 45, has been appointed to serve as President - Abercrombie & Fitch and abercrombie (kids) brand for the Registrant. The Board of Directors of the Registrant (the “Board”) approved the appointment of Ms. Andersen on May 20, 2016. Ms. Andersen will start her employment on or about June 13, 2016 and become an executive officer of the Registrant at that time.

Ms. Andersen served in various positions with Target Corporation (“Target”), a general merchandise retailer selling products through Target stores and digital channels, from 1993 until December 2015. Most recently, Ms. Andersen served as Senior Vice President Merchandising, Apparel, Accessories and Baby, from May 2014 to December 2015, and as Senior Vice President Merchandising, Home and Seasonal, from October 2009 to May 2014. In each position, she was responsible for leading all aspects of the particular omnichannel business, including overall strategic direction, merchandising, product and brand creation, designer and brand partnerships, pricing and promotions and channel strategies for growth. Prior to serving as a Senior Vice President Merchandising, Ms. Andersen served as President, Target Sourcing Services/Associated Merchandising Corporation, from February 2006 to October 2009, and before that, in various sourcing and merchandising positions.

The Registrant has determined that neither Ms. Andersen nor any of her immediate family members has had (nor does any propose to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

Pursuant to the offer letter which Ms. Andersen executed on May 11, 2016 (the “Andersen Offer Letter”) and the Board’s appointment of Ms. Andersen on May 20, 2016, Ms. Andersen will receive an annual base salary of $750,000, and her target annual cash incentive opportunity under A&F’s Incentive Compensation Performance Plan (the “Incentive Plan”) will be 100% of her annual base salary (the maximum incentive opportunity will be 200% of her annual base salary). For the fiscal year ending January 28, 2017 (“Fiscal 2016”), Ms. Andersen’s annual cash incentive, if earned, will be pro-rated based on her first day of employment.

Ms. Andersen will receive a one-time bonus payment of $100,000 to assist with relocation and commuting costs during her transition to the Central Ohio area (the “Relocation and Commuting Bonus”) which will be paid (less applicable taxes and other withholdings) along with her first regular paycheck. Ms. Andersen will also be provided with temporary housing for up to three months. Ms. Andersen will be eligible for reimbursement of relocation expenses (collectively, “Relocation Expenses”) as follows: (i)  reasonable and customary movement of household goods and up to two automobiles; (ii) up to $20,000 in closing costs toward the sale of her current primary residence; and (iii) up to $20,000 in closing costs toward the purchase of a new primary residence in Central Ohio. The reimbursement of the Relocation Expenses will not be “grossed up” to offset federal and state taxes. Payment of the Relocation and Commuting Bonus and reimbursement of the Relocation Expenses will be subject to Ms. Andersen agreeing to repay the same in full if she resigns or is terminated for gross misconduct within 24 months of her first day of employment.

Management of A&F will recommend to the Compensation and Organization Committee of A&F’s Board of Directors (the “Compensation Committee”) that Ms. Andersen receive an inducement equity grant (the “Andersen Inducement Equity Grant”) with an approximate total value of $1,500,000, of which 50% of the grant value will be in the form of performance share awards (“PSAs”) and 50% of the grant value will be in the form of restricted stock units (“RSUs”). The actual number of PSAs and RSUs granted will be based on the 20-day average price of a share of A&F’s Class A Common Stock (the “Common Stock”) up to and including the date of grant, which will occur (subject to approval by the Compensation Committee) at the next regularly scheduled meeting of the Compensation Committee following Ms. Andersen’s first day of employment or as soon as practicable thereafter. The PSA portion of the Andersen Inducement Equity Grant will vest after a three-year performance cycle to the extent that specified performance targets are achieved, subject to Ms. Andersen’s continued employment. The RSU portion of the Andersen Inducement Equity Grant will be subject to a four-year vesting schedule, under which 25% of the RSUs subject to the Andersen Inducement Equity Grant will vest on each of the first, second, third and fourth anniversaries of the grant date, subject to Ms. Andersen’s continued employment on each anniversary date.

Management of A&F will also recommend to the Compensation Committee that Ms. Andersen receive a supplemental inducement equity grant (the “Andersen Supplemental Inducement Equity Grant”) with an approximate total value of $750,000 in the form of RSUs. The actual number of RSUs granted will be based on the 20-day average price of a share of A&F’s Common Stock up to and including the date of grant, which will occur (subject to approval by the Compensation Committee) at the next regularly scheduled meeting of the Compensation Committee following Ms. Andersen’s first day of employment or as soon as practicable thereafter. These RSUs will vest, subject to Ms. Andersen’s continued employment, on the second anniversary of the grant date.

Subject to satisfactory performance and continued employment by Ms. Andersen, management of A&F will recommend to the Compensation Committee that an equity grant equal in value to approximately $1,500,000 be awarded to Ms. Andersen as part of A&F’s Fiscal 2017 annual equity grant process. The vesting schedule, types of awards and other terms and conditions of the equity grant will be consistent with grants made during the Fiscal 2017 annual equity grant process to other members of A&F’s Leadership Team.

Ms. Andersen will also be entitled to participate in A&F’s benefit programs and receive limited perquisites consistent with those provided to other senior executives of A&F.

In consideration of (and as a condition of) the Andersen Offer Letter and the continued employment of Ms. Andersen, effective as of May 20, 2016, Ms. Andersen entered into an executive agreement (the “Andersen Executive Agreement”) with Abercrombie & Fitch Management Co., a subsidiary of the Registrant (“A&F Management” and collectively with the Registrant, the “Company”) which is intended to support the Company’s retention strategy, protect the Company with restrictive covenants and align the Company’s practices with current practices in the Company’s industry and peer group.

The term of the Andersen Executive Agreement will end on May 20, 2018, with no evergreen renewal. However, if a Change of Control (as defined in the Andersen Executive Agreement) occurs during the original term, the term of the Andersen Executive Agreement will extend until the later of the expiration of the original term and the expiration of the one-year period following the date of the Change of Control.

Under the Andersen Executive Agreement, if the employment of Ms. Andersen is terminated by the Company without “Cause” (other than as a result of her death or disability) or by Ms. Andersen for “Good Reason” (as each term is defined in the Andersen Executive Agreement) during the term (other than during the one-year period following a Change of Control of the Company) and Ms. Andersen executes a release of claims (a “Release”) acceptable to the Company:

•	the Company is to continue to pay Ms. Andersen’s base salary in bi-weekly installments for 18 months following her Termination Date (as defined in the Andersen Executive Agreement);

•
the Company will pay Ms. Andersen a pro-rata annual cash incentive based on actual performance during the applicable bonus period (as defined in the Andersen Executive Agreement) and the number of days elapsed in the applicable bonus period prior to her Termination Date, which payment will be at the full discretion of the Compensation Committee;

•
the Company will reimburse Ms. Andersen during the 18 months following her Termination Date for 100% of the monthly premium costs of COBRA coverage (less applicable withholding taxes on such reimbursement), subject to her election of such coverage and the additional eligibility requirements set forth in the Andersen Executive Agreement; and

•	the outstanding equity awards held by Ms. Andersen will vest (if at all) in accordance with the terms of the applicable award agreements.

Under the Andersen Executive Agreement, if the employment of Ms. Andersen is terminated by the Company without “Cause” or by Ms. Andersen for “Good Reason” during the one-year period following a Change of Control of the Company and Ms. Andersen executes a Release acceptable to the Company:

•	the Company will pay Ms. Andersen, in one lump-sum payment, an amount equal to 18 months of her base salary;

•
the Company will pay Ms. Andersen a lump-sum payment (less taxes and withholdings) of an amount equal to her target bonus opportunity under the Company’s short-term cash bonus plan in which she is then eligible to participate;

•
the Company will reimburse Ms. Andersen during the 18 months following her Termination Date for 100% of the monthly premium costs of COBRA coverage (less applicable withholding taxes on such reimbursement), subject to her election of such coverage and the additional eligibility requirements set forth in the Andersen Executive Agreement; and

•	the outstanding equity awards held by Ms. Andersen will vest (if at all) in accordance with the terms of the applicable award agreements.

Under the Andersen Executive Agreement, if the employment of Ms. Andersen is terminated by reason of her Disability (as defined in the Andersen Executive Agreement), she will be entitled to receive any benefits available under the Company’s long-term disability plan (if any).

The Andersen Executive Agreement imposes various restrictive covenants on Ms. Andersen, including non-competition, non-solicitation, non-disparagement and confidentiality covenants. The non-competition covenant prohibits Ms. Andersen from engaging in certain activities during her employment and for a period of 12 months after her Termination Date. The non-solicitation covenant prohibits Ms. Andersen from engaging in certain solicitation activities during her employment and for a period of 24 months after her Termination Date. The non-disparagement covenant is in effect during Ms. Andersen’s employment and at all times thereafter.

The foregoing summary is qualified in its entirety by reference to the complete text of: (i) the Andersen Offer Letter, which is incorporated herein by reference and a copy of which is included as Exhibit 10.1 to this Current Report on Form 8‑K; and (ii) the Andersen Executive Agreement, which is incorporated herein by reference and a copy of which is included as Exhibit 10.2 to this Current Report on Form 8‑K.

Appointment of Kristin Scott as President - Hollister Brand

On May 23, 2016, the Registrant also announced that Kristin Scott, age 48, has been appointed to serve as President - Hollister brand for the Registrant. The Board approved the appointment of Ms. Scott on May 20, 2016. Ms. Scott will start her employment on or before August 1, 2016 and become an executive officer of the Registrant at that time.

Ms. Scott served in various positions with Victoria’s Secret, a specialty retailer of women’s intimate and other apparel which sells products at Victoria’s Secret stores and online, from December 2007 until April 2016. Most recently, Ms. Scott served as Executive Vice President, GMM Merchandising from March 2013 to April 2016, Senior Vice President, GMM Merchandising from March 2009 to March 2013 and Senior Vice President, GMM Merchandising - Stores from December 2007 to March 2009. In these positions, Ms. Scott gained experience in all aspects of managing a business from developing a merchandise vision to supply chain, negotiations, visual, marketing, merchandise presentation, in-store execution and stores selling. Prior to her service with Victoria’s Secret, Ms. Scott served in merchandising positions at the Vice President level with Gap Outlet, Marshall Fields and Target.

The Registrant has determined that neither Ms. Scott nor any of her immediate family members has had (nor does any propose to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

Pursuant to the offer letter which Ms. Scott executed on May 15, 2016 (the “Scott Offer Letter”) and the Board’s appointment of Ms. Scott on May 20, 2016, Ms. Scott will receive an annual base salary of $750,000, and her target annual cash incentive opportunity under A&F’s Incentive Plan will be 100% of her annual base salary (the maximum incentive opportunity will be 200% of her annual base salary). For Fiscal 2016, Ms. Scott’s annual cash incentive, if earned, will be pro-rated based on her first day of employment.

Management of A&F will recommend to the Compensation Committee that Ms. Scott receive an inducement equity grant (the “Scott Inducement Equity Grant”) with an approximate total value of $1,500,000, of which 50% of the grant value will be in the form of PSAs and 50% of the grant value will be in the form of RSUs. The actual number of PSAs and RSUs granted will be based on the 20-day average price of a share of A&F’s Common Stock up to and including the date of grant, which will occur (subject to approval by the Compensation Committee) at the next regularly scheduled meeting of the Compensation Committee following Ms. Scott’s first day of employment or as soon as practicable thereafter. The PSA portion of the Scott Inducement Equity Grant will vest after a three-year performance cycle to the extent that specified performance targets are achieved, subject to Ms. Scott’s continued employment. The RSU portion of the Scott Inducement Equity Grant will be subject to a four-year vesting schedule, under which 25% of the RSUs subject to the Scott Inducement Equity Grant will vest on each of the first, second, third and fourth anniversaries of the grant date, subject to Ms. Scott’s continued employment on each anniversary date.

Management of A&F will also recommend to the Compensation Committee that Ms. Scott receive a supplemental inducement equity grant (the “Scott Supplemental Inducement Equity Grant”) with an approximate total value of $750,000 in the form of RSUs. The actual number of RSUs granted will be based on the 20-day average price of a share of A&F’s Common Stock up to and including the date of grant, which will occur (subject to approval by the Compensation Committee) at the next regularly scheduled meeting of the Compensation Committee following Ms. Scott’s first day of employment or as soon as practicable thereafter. These RSUs will vest, subject to Ms. Scott’s continued employment, on the second anniversary of the grant date.

Subject to satisfactory performance and continued employment by Ms. Scott, management of A&F will recommend to the Compensation Committee that an equity grant equal in value to approximately $1,500,000 be awarded to Ms. Scott as part of A&F’s Fiscal 2017 annual equity grant process. The vesting schedule, types of awards and other terms and conditions of the equity grant will be consistent with grants made during the Fiscal 2017 annual equity grant process to other members of A&F’s Leadership Team.

Ms. Scott will also be entitled to participate in A&F’s benefit programs and receive limited perquisites consistent with those provided to other senior executives of A&F.

In consideration of (and as a condition of) the Scott Offer Letter and the continued employment of Ms. Scott, effective as of May 20, 2016, Ms. Scott entered into an executive agreement (the “Scott Executive Agreement”) with Abercrombie & Fitch which is intended to support the Company’s retention strategy, protect the Company with restrictive covenants and align the Company’s practices with current practices in the Company’s industry and peer group.

The term of the Scott Executive Agreement will end on May 20, 2018, with no evergreen renewal. However, if a Change of Control (as defined in the Scott Executive Agreement) occurs during the original term, the term of the Scott Executive Agreement will extend until the later of the expiration of the original term and the expiration of the one-year period following the date of the Change of Control.

Under the Scott Executive Agreement, if the employment of Ms. Scott is terminated by the Company without “Cause” (other than as a result of her death or disability) or by Ms. Scott for “Good Reason” (as each term is defined in the Scott Executive Agreement) during the term (other than during the one-year period following a Change of Control of the Company) and Ms. Scott executes a release of claims (a “Release”) acceptable to the Company:

•	the Company is to continue to pay Ms. Scott’s base salary in bi-weekly installments for 18 months following her Termination Date (as defined in the Scott Executive Agreement);

•
the Company will pay Ms. Scott a pro-rata annual cash incentive based on actual performance during the applicable bonus period (as defined in the Scott Executive Agreement) and the number of days elapsed in the applicable bonus period prior to her Termination Date, which payment will be at the full discretion of the Compensation Committee;

•
the Company will reimburse Ms. Scott during the 18 months following her Termination Date for 100% of the monthly premium costs of COBRA coverage (less applicable withholding taxes on such reimbursement), subject to her election of such coverage and the additional eligibility requirements set forth in the Scott Executive Agreement; and

•	the outstanding equity awards held by Ms. Scott will vest (if at all) in accordance with the terms of the applicable award agreements.

Under the Scott Executive Agreement, if the employment of Ms. Scott is terminated by the Company without “Cause” or by Ms. Scott for “Good Reason” during the one-year period following a Change of Control of the Company and Ms. Scott executes a Release acceptable to the Company:

•	the Company will pay Ms. Scott, in one lump-sum payment, an amount equal to 18 months of her base salary;

•
the Company will pay Ms. Scott a lump-sum payment (less taxes and withholdings) of an amount equal to her target bonus opportunity under the Company’s short-term cash bonus plan in which she is then eligible to participate;

•
the Company will reimburse Ms. Scott during the 18 months following her Termination Date for 100% of the monthly premium costs of COBRA coverage (less applicable withholding taxes on such reimbursement), subject to her election of such coverage and the additional eligibility requirements set forth in the Scott Executive Agreement; and

•	the outstanding equity awards held by Ms. Scott will vest (if at all) in accordance with the terms of the applicable award agreements.

Under the Scott Executive Agreement, if the employment of Ms. Scott is terminated by reason of her Disability (as defined in the Scott Executive Agreement), she will be entitled to receive any benefits available under the Company’s long-term disability plan (if any).

The Scott Executive Agreement imposes various restrictive covenants on Ms. Scott, including non-competition, non-solicitation, non-disparagement and confidentiality covenants. The non-competition covenant prohibits Ms. Scott from engaging in certain activities during her employment and for a period of 12 months after her Termination Date. The non-solicitation covenant prohibits Ms. Scott from engaging in certain solicitation activities during her employment and for a period of 24 months after her Termination Date. The non-disparagement covenant is in effect during Ms. Scott’s employment and at all times thereafter.

The foregoing summary is qualified in its entirety by reference to the complete text of: (i) the Scott Offer Letter, which is incorporated herein by reference and a copy of which is included as Exhibit 10.3 to this Current Report on Form 8‑K; and (ii) the Scott Executive Agreement, which is incorporated herein by reference and a copy of which is included as Exhibit 10.4 to this Current Report on Form 8‑K.

Item 8.01. Other Events.

On May 23, 2016, A&F issued a news release announcing that (i) Stacia Andersen has been appointed to serve as President - Abercrombie & Fitch and abercrombie (kids) brand of the Registrant, effective upon her starting employment with the Company and (ii) Kristin Scott has been appointed to serve as President - Hollister brand of the Registrant, effective upon her starting employment with the Company. A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Offer Letter from Abercrombie & Fitch to Stacia Andersen, executed by Ms. Andersen on May 11, 2016

10.2	Executive Agreement entered into between Abercrombie & Fitch Management Co. and Stacia Andersen, effective as of May 20, 2016, the execution date by Abercrombie & Fitch Management Co.

10.3	Offer Letter from Abercrombie & Fitch to Kristin Scott, executed by Ms. Scott on May 15, 2016

10.4	Executive Agreement entered into between Abercrombie & Fitch Management Co. and Kristin Scott, effective as of May 20, 2016, the execution date by Abercrombie & Fitch Management Co.

99.1
News Release issued by Abercrombie & Fitch Co. on May 23, 2016, related to the appointment of Stacia Andersen to serve as President - Abercrombie & Fitch and abercrombie (kids) brand and the appointment of Kristin Scott to serve as President - Hollister brand

[Remainder of page intentionally left blank; signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: May 23, 2016	By:	/s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated May 23, 2016
Abercrombie & Fitch Co.

Exhibit No.	Description
10.1	Offer Letter from Abercrombie & Fitch to Stacia Andersen, executed by Ms. Andersen on May 11, 2016

10.2	Executive Agreement entered into between Abercrombie & Fitch Management Co. and Stacia Andersen, effective as of May 20, 2016, the execution date by Abercrombie & Fitch Management Co.

10.3	Offer Letter from Abercrombie & Fitch to Kristin Scott, executed by Ms. Scott on May 15, 2016

10.4	Executive Agreement entered into between Abercrombie & Fitch Management Co. and Kristin Scott, effective as of May 20, 2016, the execution date by Abercrombie & Fitch Management Co.

99.1
News Release issued by Abercrombie & Fitch Co. on May 23, 2016, related to the appointment of Stacia Andersen to serve as President - Abercrombie & Fitch and abercrombie (kids) brand and the appointment of Kristin Scott to serve as President - Hollister brand